THE AB BOND FUNDS

Supplement dated July 12, 2019 to the Prospectus dated January 31, 2019 for The AB Bond Funds.

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The AB Intermediate Bond Portfolio (the "Portfolio") is renamed "AB Total Return Bond Portfolio" and is no longer offered through this Prospectus. All references to the Portfolio in this Prospectus are hereby removed.

Please refer to the Portfolio's new prospectus dated July 12, 2019.

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This Supplement should be read in conjunction with the Prospectus for The AB Bond Funds.

You should retain this Supplement with your Prospectus for future reference.

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